UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 2)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 23, 2020

LORDSTOWN MOTORS CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38821	83-2533239
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2300 Hallock Young Road

Lordstown, Ohio 44481

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (234) 285-4001

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

◻	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	RIDE	The Nasdaq Stock Market LLC
Warrants to purchase Class A common stock	RIDEW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⌧

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

INTRODUCTORY NOTE

This Amendment No. 2 on Form 8-K/A (this “Amendment No. 2”) amends Item 9.01 of the Current Report on Form 8-K filed by Lordstown Motors Corp. (the “Company”) on October 29, 2020, as amended by Amendment No. 1 on Form 8-K/A filed on October 29, 2020 (collectively, the “Original Report”), in which the Company reported, among other events, the completion of the Merger and related Transactions. This Amendment No. 2 is being filed to include (a) the unaudited condensed financial statements of Legacy LMC as of and for the nine months ended September 30, 2020 and for the period from April 30, 2019 to September 30, 2019 and the related notes, (b) Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy LMC for the nine months ended September 30, 2020 and (c) the unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020.

This Amendment No. 2 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company subsequent to the filing date of the Original Report.

Capitalized terms used herein by not defined herein have the meanings given to such terms in the Original Report.

Item 9.01.Financial Statements and Exhibits.

(a)Financial Statements of Business Acquired.

The unaudited condensed financial statements of Legacy LMC as of and for the nine months ended September 30, 2020 and for the period from April 30, 2019 to September 30, 2019 and the related notes are filed herewith as Exhibit 99.1 and incorporated herein by reference.

Also included herewith as Exhibit 99.2 and incorporated herein by reference is Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy LMC for the nine months ended September 30, 2020.

(b)Pro Forma Financial Information.

The unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020 and for the year ended December 31, 2019, are set forth in Exhibit 99.3 hereto and is incorporated herein by reference.

(d)Exhibits.

Exhibit Number	Description
99.1	Unaudited condensed financial statements of Legacy LMC as of and for the nine months ended September 30, 2020 and for the period from April 30, 2019 to September 30, 2019
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of Legacy LMC for the nine months ended September 30, 2020
99.3	Unaudited pro forma condensed combined balance sheet as of September 30, 2020, and the unaudited pro forma condensed combined statements of operations for the nine months ended September 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LORDSTOWN MOTORS CORP.

	By:	/s/ Stephen S. Burns
	Name:	Stephen S. Burns
	Title:	Chief Executive Officer and Chairman
Date: November 16, 2020